A Detailed Overview of the
AFL-CIO Housing Investment Trust:
ITS FIXED-INCOME STRATEGY AND FUND PERFORMANCE

Winter 2015

The HIT Advantage

The AFL-CIO Housing Investment Trust (HIT) has a record of 30 years1 of success in impact investing – generating competitive returns for pension funds while also providing the vital collateral benefits of union jobs and affordable housing for working people. The HIT’s investments have had significant positive impacts on communities across the U.S.

The HIT’s investment strategy is to invest in and be overweight in multifamily mortgage-backed securities in order to enhance the value of the portfolio.

The HIT is a $4.9 billion investment grade fixed-income mutual fund2 that specializes in high credit quality multifamily mortgage-backed securities.  This focus provides an investment that is low credit risk, a source of attractive current income, and also liquid. Approximately 90% of the HIT’s investments are insured, guaranteed, or issued by the U.S. government, its agencies, or government-sponsored enterprises.  The HIT is well-suited to meet the investment needs of pension plans with union member beneficiaries because:

(1) The HIT is an option with a strong performance record, providing higher income, a superior credit profile, and similar levels of interest rate risk compared to the benchmark;

(2) The HIT’s focus on high credit quality multifamily securities should make it a lower credit risk investment than many other fixed-income vehicles;

(3) This focus on high credit quality together with its lack of corporate bonds can make it a better source of diversification than other fixed-income investments that include corporate bonds, whose performance tends to be more highly correlated with equities;

(4) The HIT directly sources multifamily and healthcare construction-related investments that have higher yields than investments of similar duration and credit quality. These investments contribute to the HIT’s competitive returns while also creating family-supporting union jobs and affordable housing; and

(5) The HIT’s investment strategy is to invest in and be overweight in multifamily mortgage-backed securities in order to enhance the value of the portfolio.  It also expects to maintain a duration slightly shorter than the benchmark in the current rate environment. As a fund with capital and patience, it can pursue this strategy because it has a diverse pipeline of investment opportunities that offer a variety of multifamily debt structures.

1 When combined with its predecessor, the HIT’s socially responsible investments span 50 years.
2 An open-end investment company registered under the Investment Company Act of 1940 and regulated under federal securities laws administered by the Securities and Exchange Commission.

Fixed Income: An Important Portfolio Component

High credit quality fixed-income investments offer pension plans the benefits of capital preservation, reliable cash flow, diversification from equities and other risky assets, and reduced volatility. For 2014, global economies, other than the U.S., showed slow or no growth. Inflation remained very low in the U.S. and many other countries. Most of the Eurozone headed towards recession and other major economies, such as China, pulled back.  Interest rates fell across Europe and in Japan. Heightened geopolitical disruptions, particularly in the Middle East and Ukraine, led investors to seek U.S. bond investments as inflation continues to be below targeted levels and crude oil prices plunged 50% between mid-year and year-end.  On an absolute basis, fixed income in the U.S. had a solid year with interest rates on the 10-year Treasury falling by more than 80 basis points, and the yield curve flattening as the market looked towards an increase in the Fed Funds rate in 2015. Fixed income remains an important asset class for diversified portfolios due to low levels of current and expected inflation and the Federal Reserve’s stated data driven approach to monetary tightening.

The HIT: Diversification and Capital Preservation

The HIT provides important diversification from equities, real estate, and other asset classes. Over the past five- and ten-year periods, the HIT’s returns have been negatively correlated to equities, as represented by the S&P 500 Index. Although highly correlated with the Barclays Capital Aggregate Bond Index (Barclays Aggregate), the HIT does not hold corporate debt and may provide better diversification and higher credit quality than other fixed-income investments that hold corporate debt, whose performance tends to be more correlated with equities. The capital preservation inherent in the HIT’s high credit quality investments and its competitive returns make the HIT a complement to riskier investments.

Correlation of Monthly Year-over-Year Changes in Indices
Periods ending December 31, 2014
Asset	5 Years	10 Years
HIT (net)	1.00	1.00
Barclays Capital Aggregate Bond Index	0.99	0.96
Bloomberg REIT Index	0.46	0.02
United Kingdom FTSE 100 Index	-0.14	-0.19
U.S. Standard & Poor’s 500 Index	-0.30	-0.22
Source: Haver Analytics, Bloomberg LP, Barclays Live, and the HIT

Contributing to Communities & Generating Competitive Returns

In addition to producing competitive returns and desirable diversification benefits for its investors, the HIT creates family-supporting union construction jobs, increases the supply of multifamily housing, and promotes economic development in communities across the country.  Unlike most fixed-income investment vehicles, the HIT directly helps to create assets in our communities by financing job-generating construction of multifamily developments and healthcare facilities.3  The HIT has successfully worked with cities and states to support their development priorities, including affordable housing for low-income families and workforce housing that is affordable to middle-income wage-earners.

The HIT’s strategy is built on a cycle of sustainable investment, which begins when union pension plans invest capital in the HIT. This pension capital allows the HIT to finance multifamily development projects by purchasing government/agency multifamily construction-related securities. The securities help provide pension plan investors with competitive returns, while the projects create union construction jobs. As workers at the projects earn income, pension plan contributions increase. The pension plans then have more capital to invest in the HIT and the cycle continues.

3 The HIT requires that all new construction and substantial rehabilitation investments be constructed with 100% union labor.

The HIT established its Construction Jobs Initiative with support from AFL-CIO leadership in 2009 as a response to the unemployment crisis. Workers’ capital has put thousands of union members back to work on projects that are building affordable housing and promoting economic growth. Through December 31, 2014 the HIT has committed over $1.7 billion to job-generating investments under this initiative – investments that are attractive additions to the portfolio and are expected to generate additional income for HIT participants as projects are funded during the construction period. Together with projects receiving support from the HIT’s subsidiary, Building America, the Construction Jobs Initiative to date has generated over 20,700 union construction jobs by financing 70 projects in 32 cities, representing $4.0 billion of development activity.  But the estimated economic impact of this construction activity is far broader than the direct construction jobs –  more than 23,000 additional jobs have been created in industries that supply materials or services to the projects and as a result of spending by the projects’ construction workers and service providers. Thus, the projects are responsible for adding nearly 44,000 total jobs to the U.S. economy since 2009, while generating competitive returns for the HIT’s participants.  The total benefits include $6.9 billion in economic activity, and more than $300 million in state and local tax and fee revenue and $600 million in federal revenue.4

The benefits of HIT’s investments over the past 30 years are even more dramatic.4  Since 1984:

●	The HIT and Building America have created 74,100 union construction jobs, or nearly 150 million hours of work, at over 400 construction projects in 29 states.
●
These projects have generated over $24.5 billion in economic benefits for local communities, including $9.6 billion in personal income including health insurance, retirement and other benefits, with over half of the income going to union construction workers.

●	The activity has generated more than 157,300 total jobs across industries, and
●	State and local governments have received tax and fee revenue of more $1 billion and the federal revenue has been over $2 billion.

HIT Projects
(Historical Totals, including Building America projects, 1984 through December 31, 2014)

HIT Financing Commitments	$7.0 billion
Building America Investment of New Markets Tax Credits	$85 million
Total Development Value	$11.7 billion
Union Construction Jobs	74,100
Units of Housing/Beds	98,700
Affordable Units	64,000

Capital contributions from investors permit the HIT to purchase the construction-related securities that are central to its strategy for providing competitive returns coupled with union construction jobs, affordable housing, and community development.

4 The HIT commissioned a third-party assessment of the impact of its investments. The study was performed by Pinnacle Economics utilizing the widely used economic modeling of IMPLAN. The information covers HIT and Building America projects and breaks out the impacts of the Construction Jobs Initiative projects. All results are estimates and are in 2014 dollars.

The HIT Difference

The investment strategy and core competency of the AFL-CIO Housing Investment Trust differentiate it from other core fixed-income investments and are responsible for its competitive advantage.  In today’s uncertain investment environment, the HIT’s strategy continues to draw on these strengths.

Investment Strategy

The HIT’s investment strategy is to construct and manage a portfolio with higher yield, higher credit quality, and similar interest rate risk compared to its benchmark, the Barclays Aggregate. The HIT specializes in government and agency issued, guaranteed, or insured multifamily5 mortgage-backed securities (MBS) that have call/prepayment protection, and it directly sources the construction-related multifamily MBS in which it invests. It substitutes multifamily MBS for corporate securities as well as some of the Treasury and agency debt in the Barclays Aggregate.  Since government/agency permanent multifamily MBS generally offer higher yields than securities with similar credit and interest rate risk, and construction-related MBS provide even higher yields, the HIT’s portfolio is designed to offer superior risk-adjusted returns relative to the benchmark.  The result has been a consistent income advantage that contributes positively to the HIT’s performance.

The HIT strategy takes advantage of inefficiencies in the market for financing multifamily projects.  The HIT’s ability to customize construction financing for developers and sponsors, including financing insured by the Federal Housing Administration (FHA), Fannie Mae, Freddie Mac, and housing finance agencies, allows it to invest in assets that offer relative value opportunities.

The HIT stands out among
fixed-income investments
because it has the internal
capability to source
multifamily mortgage
investments directly. Its ability
to customize construction
financing for developers and
sponsors allows it to invest in
assets that offer relative value
opportunities.

Core Competency

The HIT stands out among fixed-income investments because it has the internal capability to source multifamily mortgage investments directly from developers, housing finance agencies, mortgage bankers, and others, as well as the ability to provide technical expertise to assist them in completing complex transactions.  The HIT has internal expertise in trading, structuring, and negotiating terms for multifamily investments to maximize their value for the portfolio.  These investments contribute to the HIT’s track record over time of successfully generating alpha versus the Barclays Aggregate.

5 The HIT focuses on government insured/guaranteed multifamily housing but also funds government insured/guaranteed healthcare facilities, including hospitals, nursing facilities, and rehabilitation centers.

The HIT’s Multifamily Investment Division, comprised of eight professionals, works to identify multifamily construction, substantial rehabilitation, and preservation projects suitable for investment. These professionals use their extensive relationships with developers, mortgage bankers, housing finance agencies, state and local officials, as well as staff at FHA, Fannie Mae, and Freddie Mac, to identify and evaluate a large number of investment transactions and achieve a high capture rate of secure and competitive investments.  The HIT’s Portfolio Management Group, consisting of four investment professionals, is responsible for negotiating pricing for all of the HIT’s investments and for managing the HIT’s commingled portfolio.

Multifamily Ginnie Mae construction/permanent securities offer attractive yield spreads to Treasuries and to permanent Ginnie Mae securities.

Multifamily Ginnie Mae construction/permanent securities offer attractive yield spreads to Treasuries and to permanent Ginnie Mae securities, as shown in the graph below.  By investing in these securities, the HIT is not only generating income for participants, but also generating much-needed union construction jobs.  The HIT’s expertise in FHA programs, in particular, can be valuable to market participants. With decades of experience with FHA programs, the HIT is well-positioned to finance FHA transactions that meet its investment criteria and generate union construction jobs and affordable housing.  The FHA loans purchased by the HIT typically are wrapped by Ginnie Mae so that 100% of the principal and interest are guaranteed by the U.S. government.  Over the past six years, the HIT has experienced no defaults resulting in the loss of principal.

The HIT also sources investments with housing finance agencies (HFAs), which have become a growing source of its portfolio investments.  Currently the HIT is both building on long-term HFA relationships in areas such as Massachusetts and New York City, and crafting new relationships with agencies that have recently returned to funding multifamily housing construction and rehabilitation. HFAs offer a number of attractive investment opportunities including bonds issued as general obligations of the HFA and those backed by risk-share agreements with the Federal Housing Administration. Working with HFAs to design financing at an early stage can meet the needs of both the HIT and the sponsor.

Portfolio Performance

For the 22nd consecutive calendar year, the HIT outperformed its benchmark, the Barclays Barclays Aggregate on a gross basis in 2014 with a return of 6.56%, exceeding the benchmark by 59 basis points. The HIT’s net return of 6.10% also exceeded the benchmark for the 14th year since 1993.  The HIT’s relative performance benefited from the income advantage relative to the benchmark provided by its government/agency multifamily investments, tighter spreads on those investments, and poor performance by corporate bonds in the index, which the HIT does not hold.

The HIT outperformed the Barclays Aggregate for the 1-, 3-, 5-, and 10-year periods ending December 31, 2014 by 59, 38, 34, and 45 basis points, respectively, on a gross basis, having gross returns of 6.56%, 3.04%, 4.79%, and 5.16%.  On a net basis, the HIT also outperformed the benchmark for the 1- and 10- year periods. Net returns were 6.10%, 2.60%, 4.34%, , and 4.72%.

The performance data quoted represents past performance and is no guarantee of future results.  Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT.  Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

This is a good time for pension plans to consider investing in the HIT.  With continuing volatility in many asset classes, value can be found in high credit quality fixed-income investments that offer attractive yield spreads to Treasuries.  The HIT’s portfolio has a very low exposure to principal loss due to credit risk, so any loss in value due to rising rates in the future should be recovered as the HIT generates higher income going forward in a higher rate environment.

Portfolio Construction and Composition

The HIT’s stated investment guideline is to target the effective duration of its portfolio generally within the range of plus or minus one-half year of the effective duration of the Barclays Aggregate. The HIT portfolio’s effective duration is managed daily relative to the Barclays Aggregate using BondEdge software. The Portfolio Management Group acts upon any perceived risk differentials, as needed, to purchase or sell securities to adjust the duration gap.  They also monitor the allocation to various sectors compared to the Barclays Aggregate and may modify allocations by purchasing or selling securities.  The percentage of single family (SF) agency MBS in the HIT’s portfolio is typically similar to that in the Barclays Aggregate. However, the HIT may underweight or overweight these MBS based on relative value opportunities.  The HIT’s multifamily (MF) securities allocation typically ranges from 60% to 70% of the portfolio.  Restrictions on the portfolio’s holdings of various securities can be found in the HIT’s prospectus. The HIT does not use derivatives or leverage through borrowing.

The composition of the HIT’s portfolio shown below as of December 31, 2014, demonstrates its high credit quality and specialization in multifamily MBS, which totaled nearly 60% of the portfolio. The allocations are based on total investments including unfunded commitments.

Relative value is the most important consideration when the HIT decides whether to buy or sell a specific security. Characteristics considered include price, yield, duration, convexity, option adjusted spread (OAS), seasoning, issuer, servicer, geographic location, call/prepayment protection, as well as liquidity.

Higher Income, Superior Credit Quality versus the Barclays Aggregate

The HIT’s superior portfolio fundamentals, which have the potential to offer higher income, higher credit quality, and similar interest rate risk compared to the benchmark, position it well for the future.

Risk Comparison: HIT Portfolio vs. Barclays Capital Aggregate Bond Index
As of December 31, 2014
	HIT	Barclays		HIT	Barclays
Superior Credit Profile			Similar Interest Rate Risk
U.S. Government/Agency & AAA	94.0%	71.8%	Effective Duration	4.80	5.26
A & Below	1.6%	23.7%	Convexity	0.09	0.03
Superior Yield			Similar Call Risk
Current Yield: 33 basis point advantage	3.42%	3.09%	Call Protected	72%	71%
Yield to Worst: 29 basis point advantage	2.43%	2.14%	Not Call Protected	28%	29%
The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

Because the HIT actively maintains its duration and convexity and its agency single family MBS allocation to be similar to the Barclays Aggregate, its returns are highly correlated to the benchmark.  The correlation between the HIT’s month-over-month returns and those of the Barclays Aggregate for the five years ending December 31, 2014 was 97% and has ranged from 93% to 97% in the past five years.  The correlation with single family MBS indices is lower because most of the HIT’s MBS are call-protected multifamily MBS, as shown above.  The correlation between the HIT’s month-over-month returns and those of the Citigroup BIG Mortgage Index for the five years ending December 31, 2014 was 86% and has ranged from 82% to 90% in the past five years.

During periods of market stress, the HIT’s outperformance versus the Barclays Aggregate tends to increase, as shown in the graph above, which compares the HIT’s gross returns to the Barclays Aggregate.  The HIT can preserve capital and provide consistent income during periods of economic contraction, offering diversification benefits to investors.  (For more on performance see page 7.)

Internal Research Capability

As an internally managed fund, the HIT maintains considerable research capability to monitor and assess financial markets, economic developments, and the market for multifamily investments.

The Portfolio Management Group performs the research underlying its investment decisions.  Information regarding macroeconomic factors and trends along with capital markets data are gathered using a wide variety of sources, including government agencies, market news providers, trading platform market data service providers, broker/dealer research, and nationally recognized economists.  Sector and security level research is also conducted for trade and risk management purposes.  Housing and real estate data along with factors that impact inflation expectations are of particular interest.

The HIT’s Chief Economist performs ongoing market research and provides in-depth research reports to staff on topics that impact the U.S. and global economy.  She reviews primary sources of data from government agencies, including the Federal Reserve, to gain insight into current market and economic trends.  The HIT also contracts with Gary Shilling, an independent economic consultant, and Macroeconomic Advisers, a firm that provides economic information and analysis of monetary policy. Mr. Shilling speaks periodically to staff and produces monthly written reports to provide additional insight and market forecasts.

The Multifamily Investment Division works through the HIT’s offices in Washington, New York City, Boston, Los Angeles, and San Francisco to use extensive relationships with developers, mortgage bankers, housing agencies, community organizations, and others to help develop investment opportunities. The staff reviews housing industry publications and websites, keeps abreast of legislative and regulatory changes, and closely follows changes in the competitive environment.

No Separate Management Fees

The HIT investor’s only expenses are the HIT’s actual costs of operations. All returns over actual costs are distributed on a pro rata basis to investors based on units held, and all expenses are borne in proportion to the number of units held.  There are no fees or commissions associated with the purchase or redemption of units in the HIT. Each year the Board of Trustees approves the HIT budget and monitors it throughout the year. For the years ended December 31, 2014, 2013, and 2012, the HIT’s ratio of expenses to average net assets was 43, 43, and 42 basis points, respectively.   Expenses may be higher or lower in any given year.

Risk Management

The AFL-CIO Housing Investment Trust’s primary portfolio risk measures are credit quality, duration, convexity, and liquidity.  The HIT manages its credit quality by focusing on the highest quality sectors – agency multifamily and agency single family MBS.  As of December 31, 2014, over 90% of the HIT’s portfolio consisted of MBS and other securities insured or guaranteed by the U.S. government or a government-sponsored enterprise (GSE), compared to less than 70% in the Barclays Aggregate.  The HIT manages its interest rate risk by targeting duration to be effectively neutral to the benchmark.  Duration and convexity of the HIT’s portfolio and the benchmark are modeled daily, and staff acts upon any perceived risk differentials to purchase or sell securities to limit the duration gap. Prepayment risk is also targeted to be similar to the benchmark by using the HIT’s specialized approach of purchasing government/agency multifamily MBS with prepayment restrictions.  As of December 31, 2014, nearly 60% of assets were invested in this product.6  Approximately 99% of the HIT’s investments are considered liquid securities, largely due to their high credit quality. The fact that participants have chosen to reinvest 90% of dividends allows the HIT to accommodate attractive investment opportunities and honor redemption requests.

Approximately 99% of the HIT’s investments are considered liquid securities, largely due to their high credit quality.

The HIT adheres to strict policies and procedures that control and monitor risk. The Portfolio Management Committee, comprised of members of senior management, sets the HIT’s portfolio management strategy and oversees the work of the Portfolio Management Group.  It meets at least monthly to review portfolio strategy and performance, discuss portfolio activity, address recommendations to add or delete counterparties, review portfolio composition relative to limits in the HIT’s governing documents, and discuss other issues of importance to the HIT’s portfolio management.  All mortgage investments related to new multifamily construction, substantial rehabilitation, or preservation are reviewed internally and approved by the HIT’s Investment Committee, which is comprised of members of senior management.  The Investment Committee reviews and approves each transaction, including the pricing provided by the Portfolio Management Group. Any proposed single transaction of $50 million or greater requires the approval of the Executive Committee of the HIT’s Board of Trustees.

The trading process is strictly controlled. Chang Suh, CFA, CPA, Senior Executive Vice President/Chief Portfolio Manager, is responsible for the day-to-day management of the HIT’s portfolio, including maintaining duration comparable to the benchmark.  He recommends strategies to the Portfolio Management Committee and makes the individual trade decisions that fit the strategy set forth by the committee.  The trading function is carried out by the four members of the Portfolio Management Group: Mr. Suh; Assistant Portfolio Managers Michael Cook, CFA, FRM, and J. Guy Carter IV; and Senior Financial Analyst David Phillips.

Each trade is reviewed for compliance with HIT guidelines by the Senior Executive Vice President/Chief Portfolio Manager, and each trade with its documentation is reviewed by Portfolio Management Group staff for accuracy and by at least two Board-appointed officers. The movement of monies for the settlement of each trade also requires the signatures of two Board-appointed officers. In addition, the Legal Department reviews trading activities to ensure compliance with governing documents and applicable policies and procedures.

6 Including commitments that have not yet been funded.

The HIT maintains the integrity of its valuation process and assures the reliability of the portfolio value by following a three-pronged approach.  This includes (1) an independent monthly valuation; (2) an independent quarterly valuation validation review of the first three quarters and a review of all multifamily security sales; and (3) an independent annual audit in which every asset as of year-end is independently valued by the HIT’s auditors, Ernst & Young, LLP (E&Y).  See page 25 of the 2013 Annual Report, available on the HIT’s website at www.aflcio-hit.com, for additional information on investment valuation.

The HIT’s annual financial statements are audited by E&Y in accordance with the standards of the Public Company Accounting Oversight Board and are in conformity with U.S. generally accepted accounting principles.  The most recent audited financial statements can be found in its 2013 Annual Report, available on the HIT’s website at www.aflcio-hit.com.

The HIT’s Compliance Program operates under the oversight of the Chief Compliance Officer (CCO). The CCO is responsible for administering the program to ensure adherence to internal policies and procedures and is required to report directly to the Board of Trustees.  The HIT’s comprehensive compliance procedures cover business operations and establish compliance policies for, among other things, valuation, portfolio management, personal trading, the protection of material non-public HIT information, and attorney conduct rules. Among these policies and procedures, the HIT has three formal written codes of ethics that meet or exceed the requirements of the U.S. Securities and Exchange Commission (SEC), as well as the Sarbanes-Oxley Act of 2002.  HIT operations are also governed by provisions of the Declaration of Trust and resolutions of the Board of Trustees.

A number of measures mitigate counterparty risk. The Portfolio Management Committee, along with the Portfolio Management Group, closely monitors news on all approved trade counterparties. Portfolio Management staff recommends additions or deletions to the approved counterparty list and provides documentation to the Portfolio Management Committee, which reviews the list and recommendations at its monthly meetings and counterparty allocations at least twice annually.   The HIT does not believe its exposure to counterparty risk is significant since most of the HIT’s trades (1) are delivery versus payment, so funds or securities are not wired unless the counterparty has provided the appropriate securities or funds, and (2) have a short settlement window of less than 30 days.

The HIT carries several types of insurance. This includes a $15,000,000 fidelity bond, professional liability insurance coverage (Errors and Omissions) totaling $20,000,000, and a fiduciary ERISA bond in the amount of $5,000,000.

The HIT has systems in place to handle anticipated portfolio growth up to $10 billion.   Therefore, no capacity constraints exist for the foreseeable future.  In preparing for growth, the HIT has contracted with industry-leading institutional service providers for ancillary services (such as custodian, transfer agent, and investment accounting services), enabling it to concentrate on its core competencies. It has developed its staff capacity in all major areas including portfolio management, investment sourcing, accounting, and legal/regulatory functions.

The HIT’s Ownership, Management, and Staff

Institutional investors that purchase units of participation in the AFL-CIO Housing Investment Trust are its sole owners. As of December 31, 2014, the HIT had a net asset value of approximately $4.86 billion and 370 institutional investors.

Clients by Type
($ in millions as of December 31, 2014)
	$ Amount	Percentage	Number of Accounts
Public	1,328.08	27.3	10
Taft-Hartley	3,085.77	63.5	198
Other (Labor Organizations)	445.49	9.2	162
Total	4,859.34	100.0	370

Largest Five Accounts and Length of Investment
As of December 31, 2014
Type of Account	Length of Relationship (Since)	% of HIT Net Assets
National Taft-Hartley Fund	1983	>5%
Western Taft Hartley	1996	4.9%
Northeastern Public Fund	2002	4.8%
Western Public Fund 1	1991	4.8%
Western Public Fund 2	1996	4.6%

Approximately 90% of the dividends received by participants are reinvested in the HIT. This high reinvestment rate is indicative of investor confidence. For 2014, those reinvested dividends provided $129 million in new capital.

Overall responsibility for the management of the HIT is vested in its Board of Trustees. Board members currently include a chairman and labor and management trustees (current trustees are listed on the HIT’s website at www.aflcio-hit.com).

The HIT’s Chief Executive Officer is Stephen Coyle.  He is assisted by the other officers of the HIT in day-to-day administration.  Mr. Coyle has served in this capacity since 1992. He has been active in housing production and finance, economic development, and urban planning for over 40 years.  Before coming to the HIT, Mr. Coyle served as Director of the Boston Redevelopment Authority, Executive Vice President of a national architectural and planning firm, Deputy Undersecretary of the U.S. Department of Health and Human Services, and Executive Assistant to the Secretary of the Department of Housing and Urban Development. Mr. Coyle earned a Bachelor's Degree from Brandeis University, a Master's degree from the Kennedy School of Government at Harvard University, and a Juris Doctor degree from Stanford Law School.

The HIT is structured in six divisions. The Executive Division sets and executes overall HIT policy; the Portfolio Management Group manages the HIT’s portfolio within the investment policy outlined in the HIT’s prospectus; the Multifamily Investment Division generates secure and competitive fixed-income investments in multifamily housing and healthcare facilities; the Marketing, Investor Relations, and Labor Relations Division markets the HIT to Taft-Hartley and public employee pension plans, maintains relationships with investors, investment consultants, and the pension community, and monitors labor activity on HIT-financed construction projects to assure that HIT’s union labor policy is carried out; the Management and Finance Division maintains stewardship of the HIT’s assets; and the Legal Division provides the legal advice and assistance required to protect and advance the interests of the HIT and its investors.

The HIT has five offices as well as a Midwest regional marketing director.

HIT Offices
Location	Function	Employees
Washington, DC (Headquarters)	Portfolio Management, Investments, Marketing, Investor Relations, Labor Relations, Fund Administration and Management, and Legal	48
Boston, MA	Investment Sourcing/Marketing/Investor Relations	1
New York, NY	Investment Sourcing/Investor Relations	2
Los Angeles, CA	Investment Sourcing/Marketing/Investor Relations	1
San Francisco, CA	Investment Sourcing/Marketing/Investor Relations	1

The HIT encourages staff development and promotion from within.  The HIT has been able to achieve a low attrition rate through its policies on salary, fringe benefits, work/life balance, and employee education.  The HIT’s salaries are competitive and its benefits are superior to many other employers in the industry.  The HIT actively supports the professional development of its staff to meet the dynamics of the capital markets, through professional education, attendance at industry conferences, and tuition assistance for professional training and education. The HIT has no formal incentive compensation system and does not pay commissions or performance bonuses.

Executive officers and key staff are shown in the table on the next page.  Brief biographies for key members of the Portfolio Management Group are provided below.  Biographies for executive officers and key staff can be found on the HIT’s website at www.aflcio-hit.com.

Chang Suh, CFA, CPA, Senior Executive Vice President/Chief Portfolio Manager, has been with the HIT's Portfolio Management Group since 1998 and was named to his current position in 2003. Mr. Suh is experienced in overall portfolio management, pricing and trade execution, investment valuation, and risk management.  In particular, Mr. Suh has extensive experience in structuring multifamily investments and works through a wide network of capital markets participants. Before coming to the HIT, Mr. Suh worked in the financial services group of Arthur Andersen specializing in the commercial mortgage industry.

Michael Cook, CFA, FRM, Assistant Portfolio Manager, has approximately 13 years of experience in finance and has been working in the HIT’s Portfolio Management Group in positions of increasing responsibility since 2003. Mr. Cook is a Certified Financial Risk Manager. Prior to joining the HIT, Mr. Cook interned at an investment banking firm.

J. Guy Carter IV, Assistant Portfolio Manager, joined the HIT in early 2008. Previously, he worked at Freddie Mac for six years, most recently as a Portfolio Manager managing a portion of the company's mortgage-backed securities portfolio and prior to that as a Senior Analyst focusing on mortgage derivatives and collateralized mortgage obligations.  Mr. Carter holds an MBA from Georgetown University.

Executive Officers and Key Staff

Name	Title & Responsibility	Years with HIT	Years in Current Role	Years of Experience
Stephen Coyle	Chief Executive Officer	23	23	40+
Ted Chandler	Chief Operating Officer	5	5	27
Erica Khatchadourian	Chief Financial Officer	22	12	26
Nicholas Milano	General Counsel	5	1	21
Chang Suh	Senior Executive Vice President – Chief Portfolio Manager	16	11	20
Michael Cook	Assistant Portfolio Manager	12	7	13
J. Guy Carter IV	Assistant Portfolio Manager	7	7	14
Sondra Albert	Chief Economist	11	11	17
Debbie Cohen	Chief Development Officer	7	7	30+
Rod DuChemin	Director of Labor Relations	21	21	50+
Christopher Kaiser	Deputy General Counsel and Chief Compliance Officer	8	8	19
Thalia Lankin	Director of Operations	12	2	15
Harpreet Peleg	Controller	10	7	17
Eric Price	Executive Vice President	8	5	21
Lesyllee White	Senior Vice President and Managing Director of Marketing	15	9	20
Stephanie H. Wiggins	Executive Vice President and Chief Investment Officer	14	12	27

Collateral Benefits: Construction Investment, Job Creation, Community Development, and Economic Stimulus

The AFL-CIO Housing Investment Trust continues to invest in construction-related projects, providing needed jobs for union construction workers and a boost to local economies across the U.S.  The HIT has 30 years of experience in housing finance; well-established relationships with for-profit and nonprofit developers, mortgage bankers, public agencies, GSEs, and others; and its unique ability to structure complex financing transactions to make projects viable.  This expertise has enabled the HIT to support new construction and create union jobs in all environments.  The HIT’s full-time labor relations staff makes sure that its 100% union labor policy is carried out effectively at every project it finances. The HIT’s investments help to close capital gaps in housing and community development projects.

The HIT is authorized to invest in mortgage securities backed by housing developments anywhere in the U.S.  However, the HIT invests only in mortgage securities that provide yields competitive with those prevailing in the market, taking into consideration all relevant factors to evaluate risk and return, as well as the overall objectives of the HIT.  When possible, the HIT invests in projects in geographic areas in which participants or their beneficiaries are located.

The HIT and its Building America subsidiary have created over 20,700 union construction jobs under its Construction Jobs Initiative. Launched in 2009, the jobs initiative is working towards the goal of reaching 25,000 union construction jobs..  The HIT’s growing pipeline should allow it to finance more job-generating projects in the months ahead and to reach its job creation goal. Beyond the direct construction jobs, an estimated 23,000 additional jobs have been created in local communities for a total of nearly 44,000 total jobs for the U.S. economy since 2009, while generating competitive returns for the HIT’s participants.  The total benefits include an estimated $6.9 billion in economic activity, and over $300 million in state and local tax and fee revenue and $600 million in federal revenue.7

The benefits of HIT’s investments over the past 30 years are even more dramatic.  The HIT and Building America have created more than 74,100 union construction jobs, and more than 157,000 total jobs across industries. These projects have generated more than $24.5 billion in economic benefits for local communities, including $9.6 billion in personal income including health insurance, retirement and other benefits, with over half of the income going to union construction workers. State and local governments have received tax and fee revenue of nearly $1 billion and the federal revenue is more than $2 billion.

HIT projects can help communities achieve their goals for responsible urban development, creation or preservation of affordable and workforce housing, adaptive reuse of older structures, transit-oriented development, and LEED certification or other environmentally-friendly design.  Through its Green Jobs Initiative, the HIT has invested $1.4 billion of its capital and Building America has provided $67.5 million of New Markets Tax Credits for a total of 56 LEED-eligible projects and energy efficient rehabilitation and retrofit projects.

7 The HIT commissioned a third-party assessment of the impact of its investments. The study was performed by Pinnacle Economics utilizing the widely-used economic modeling of IMPLAN. The information covers HIT and Building America projects and breaks out the impacts of the Construction Jobs Initiative projects.

Examples of HIT-Financed Projects

Examples of the projects to which the HIT has recently committed financing are shown below.  Information on additional projects can be found on the HIT’s website, www.aflcio-hit.com.

Hunter’s Point South, Queens, NY

The HIT invested $8.3 million in tax exempt bonds for the completion of Hunter’s Point South Building A, a $233 million multifamily development located in Long Island City, Queens. The bonds were issued by New York City Housing Development Corporation (HDC) and the New York City Department of Housing Preservation and Development (HPD) provided a separate subordinate mortgage loan. New York State offered an additional allocation of tax-exempt private activity bonds to make this large development possible. The HIT’s investment will help finance the 37-story building offering 619 housing units along with 13,500 square feet of retail and 250 parking spaces. The apartments will be permanently affordable to low-, moderate-, and middle-income residents with 20% of units affordable at 50% of area median income (AMI), 20% affordable at 130% of AMI, 27% affordable to 165% of AMI and 33% affordable to 230% of AMI. The project also has a 5% set-aside for municipal employees including teachers, police officers, firefighters and transit workers, who will have an opportunity to live in quality, affordable and convenient housing. The HIT’s investment is expected to create 195 union construction jobs.

The first two phases of Hunter’s Point South with 969 units should be completed by spring 2015. When finished later this decade, the entire Hunter’s Point South project, a seven-building, mixed-use development located on approximately 30 acres of waterfront property, will be the largest new affordable housing development to be built in New York City since the 1970s. With approximately 5,000 units of housing, affordable to low-, moderate- and middle income families in perpetuity, local retail, community facilities, an 11-acre acre waterfront park and a new public school, it is transforming an abandoned industrial site into a dynamic, mixed-use community near public transportation and reconnecting Queens residents to the waterfront.

Evanston Senior Redevelopment, Evanston, IL

The HIT purchased a Ginnie Mae Permanent Loan Certificate of $3.4 million to help fund the $24.2 million substantial rehabilitation of Evanston Senior Redevelopment (formerly known as the Walchirk-Perlman Apartments), a scattered-site, affordable senior housing rental development located in Evanston, IL. The mortgage loan will be insured under Section 221(d)4 of the National Housing Act. The construction loan is being financed by a bank, and the project is expected to create 140 new union construction jobs. The project is the substantial rehabilitation and permanent mortgage financing of two public housing rental properties, Jane R. Perlman Apartments and Victor Walchirk Apartments, with a total of 201 units. The Housing Authority of Cook County is the project sponsor.

Improvements will include: installing new brick veneer on the façade, a new membrane roof, flashing and insulation, new windows, a gas fuel generator, and new ceilings; repairing exterior soffits; and replacing exterior doors, boilers, and water heaters. New unit amenities will include new kitchen cabinets, countertops, flooring, new plumbing fixtures and new light fixtures.

Residency is restricted to occupants aged 62 years or more with disabilities.  Both buildings participate in a 20-year, project-based Section 8 Housing Assistance Payment Contract that will be re-executed at HUD final endorsement.  In addition, the sponsor will be required to execute a new Regulatory Agreement and Housing Assistance Plan to further the income and age restriction requirements at the property.

Gabilan Plaza, Salinas, CA

With an investment of $16.8 million for the $43.3 million rehabilitation of Gabilan Plaza Apartments, the HIT is helping to finance exterior and interior rehabilitation at the aging housing complex. Gabilan Plaza consists of 26 garden-style apartment buildings offering 200 rental units. All of the units are income restricted, with 10% designated for households earning up to 50% of the area median income and the rest reserved for families earning up to 60% of the area median income. The rehab work on this project should help ensure that residents of this Salinas community continue to have access to quality rental housing, as well as meet modern energy efficiency requirements and create 'green' construction jobs for union members.

The HIT has a special connection to the project because the original construction financing between 1970 and 1975 came from the HIT’s predecessor fund, the Mortgage Investment Trust. The United Brotherhood of Carpenters and Joiners Local 925 Housing Sponsorship Corporation was the original nonprofit sponsor for Gabilan Plaza, which was built under HUD’s Section 236 subsidized housing program.

The work on Gabilan Plaza will be performed with 100% union and will create an estimated 225 construction jobs.

Conclusion

The HIT’s investment strategy is designed to enhance the value of the portfolio by selectively pursuing multifamily investment opportunities that can offer additional yield and less credit risk relative to the HIT’s benchmark. The strategy seeks to take advantage of the HIT’s experience and expertise in apartment financing. The HIT intends to selectively acquire more high credit quality multifamily assets, including construction-related securities, which are expected to generate competitive returns as well as desirable collateral benefits of union job creation and affordable housing development. The HIT has a diverse pipeline of investment opportunities that include a variety of multifamily debt structures.

Capital contributions from
investors permit the HIT to
purchase the construction-
related securities that are
central to its strategy for
providing competitive
returns coupled with union
construction jobs,
affordable housing, and
community development.

The HIT’s strategy and core competency differentiate it from other core fixed-income investments and position the HIT well for the future.  Because government/agency permanent multifamily MBS generally offer higher yields than securities with similar credit and interest rate risk, and construction-related MBS provide even higher yields, the HIT’s portfolio is designed to offer superior risk-adjusted returns relative to the benchmark.  The construction-related multifamily securities that are the HIT’s focus remain attractive investments.

The outlook for the HIT is also enhanced by the projected increase in the need to build and rehabilitate multifamily rental housing. Demand for apartments should remain strong for a number of years due to the desire by some individuals and families to rent rather than own, the still limited credit availability for some prospective single family homebuyers, and population growth. These factors should result in increased demand for construction of apartment buildings.  Further, aging multifamily dwellings, many in dense urban markets, require rehabilitation to prolong their useful lives.

As a steward of union and public employee pension capital engaged in impact investing, the HIT is committed to producing (1) competitive returns for its investors and their beneficiaries through prudent high-credit-quality investing; (2) family-supporting jobs for union members; and (3) more livable communities, with good quality affordable housing and a sustainable environment.  The HIT’s focus on high credit quality multifamily securities can make it a lower risk investment than many other fixed-income vehicles.

How to Invest in the HIT

The AFL-CIO Housing Investment Trust is an open-end investment fund registered with the U.S. Securities and Exchange Commission. Units in the HIT are sold without any sales charge (load) or commissions. HIT units are purchased at a price equal to the units’ net asset value as of the close of business of the major bond markets in New York on the last business day of each month. Funds received prior to the last day of the month currently are invested in short-term securities until the last day of the month, at which time all earnings will be included in the investment in the HIT or, if the participant chooses, returned.

Participation in the HIT is limited to eligible pension plans and labor organizations, including health and welfare, general, and other funds, which have beneficiaries who are represented by labor organizations.  Please see the prospectus for additional information.  We encourage you to contact one of the marketing/investor relations staff below if you would like to invest or if you have any questions about investing in the HIT or increasing your HIT investment.

Lesyllee White, Esq.
Senior Vice President & Managing Director
 of Marketing
National and Mid-Atlantic Accounts
(202) 467-2546
lwhite@aflcio-hit.com

Emily Johnstone
Regional Marketing Director
Western Accounts
(415) 640-5204
ejohnstone@aflcio-hit.com

Julissa Servello
Marketing Coordinator
(202) 467-2544
jservello@aflcio-hit.com

Paul Sommers
Regional Marketing Director
Midwest Accounts
(937) 604-9681
psommers@aflcio-hit.com

Kevin Murphy
Regional Marketing Director
Northeast Accounts
 (202) 467-2551
kmurphy@aflcio-hit.com

Debbie Cohen
Chief Development Officer
 (202) 467-2591
dcohen@aflcio-hit.com

This document contains forecasts, estimates, opinions, and other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. Actual outcomes and results may differ significantly from the views expressed. It should not be considered as investment advice or a recommendation of any kind. All statistics are current as of December 31, 2014, unless otherwise noted, and the HIT disclaims any responsibility to update such statistics.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or view the HIT’s website at www.aflcio-hit.com.

AFL-CIO Housing Investment Trust
2401 Pennsylvania Avenue, NW, Suite 200, Washington, DC 20037
Phone (202) 331-8055
www.aflcio-hit.com